Exhibit 99.1

DocGo Acquires Virtual Care Platform SteadyMD, Expands Telehealth Services Across all 50 States

Strategic Acquisition Combines DocGo’s Last Mile Healthcare Delivery Capabilities With SteadyMD’s Virtual Care Platform; SteadyMD Is Expected To Generate Approximately $25 Million in Revenue in 2025*

NEW YORK, NY, October 20th, 2025 – DocGo Inc. (Nasdaq: DCGO) (“DocGo” or the “Company”), a leading provider of technology-enabled mobile health and medical transportation services, today announced that it has acquired virtual care platform SteadyMD, Inc. Management will host a conference call and webcast on Tuesday October 21st, at 11:00 a.m. ET to discuss this acquisition.

SteadyMD powers high-quality telehealth experiences for digital health companies, labs, pharmacies, employers, and other healthcare innovators. The company offers a 50-state virtual clinician workforce, clinical operations, and world-class technology that powers real-time matching between patient needs and clinical expertise. SteadyMD provides virtual care for top consumer, healthcare and digital wellness brands, including multiple Fortune 10 customers. SteadyMD is expected to service over 3 million patients in 2025, and maintains a roster of over 600 clinicians. SteadyMD's scaled network of virtual providers will enable DocGo to achieve more efficient delivery of patient care, by pairing its mobile health clinicians in the field with SteadyMD's clinical network.

In 2025, SteadyMD is expected to generate approximately $25 million in revenue and is expected to be EBITDA positive for 2026*. The Company plans to update 2025 revenue and adjusted EBITDA guidance to reflect the transaction as part of its upcoming earnings release and call, which is expected to be held in early November. Guy Friedman, CEO and Co-Founder of SteadyMD, and Yarone Goren, COO and Co-Founder of SteadyMD, are joining the DocGo leadership team upon the close of the transaction.

Lee Bienstock, CEO of DocGo commented, “This acquisition marks an exciting milestone in DocGo’s mission to make high-quality, technology-powered healthcare more accessible. SteadyMD has an impressive reputation and has built a proprietary platform that optimizes the delivery of trusted, scalable virtual care services across all 50 states. By combining SteadyMD’s nationwide virtual care platform with our mobile health services and infrastructure, we can provide our enviable roster of customers with an even more comprehensive platform of last mile care, and help realize our goal of providing patients with healthcare at any address. DocGo will continue to seek additional opportunities for acquisitions and partnerships that expand our capabilities and scale while enhancing shareholder value.”

Guy Friedman, CEO and Co-Founder of SteadyMD also commented, “Joining forces with DocGo provides us with the resources to extend our vision of providing a more personalized, patient-centered approach at virtual care to an even larger scale. We are excited to work together to improve access, outcomes and convenience for millions of patients.”

*	Based on projected, unaudited information available to DocGo and SteadyMD as of the date of this press release. As of September 30, 2025, SteadyMD recorded revenues of $20 million for the January 1, 2025 - September 30, 2025 period.

The company expects to fund the transaction through existing cash on its balance sheet. TD Securities (USA) LLC served as exclusive financial advisor to DocGo, Polsinelli served as legal advisor for DocGo, and Alvarez & Marsal Transaction Advisory Group, Life Sciences, and Global Transaction Tax provided additional due diligence and strategic consulting services. Goodwin Procter LLP served as legal advisor for SteadyMD.

Conference Call and Webcast Details

Tuesday October 21st, 2025 at 11:00 AM ET

Webcast:  https://viavid.webcasts.com/starthere.jsp?ei=1739677&tp_key=1f035a2246

The webcast can also be accessed under Events on the Investors section of the Company’s website, https://ir.docgo.com/. Presentation materials will be posted on the Company’s IR website immediately prior to the scheduled conference call and webcast.

About DocGo

DocGo is leading the proactive healthcare revolution with an innovative care delivery platform that includes mobile health services, remote patient monitoring and ambulance services. DocGo is helping to reshape the traditional four-wall healthcare system by providing high quality, highly accessible care to patients where and when they need it. DocGo’s proprietary technology and relationships with a dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for municipalities, hospital networks and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote advanced practice provider, in the comfort of a patient’s home or workplace. Together with DocGo’s integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com. To get an inside look on how the proactive healthcare revolution is helping transform healthcare by reducing costs, increasing efficiency and improving outcomes, visit www.proactivecarenow.com.

DocGo Investors:

Mike Cole
DocGo
949-444-1341
mike.cole@docgo.com
ir@docgo.com

Forward-Looking Statements Disclaimer

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the plans, strategies, outcomes, and prospects, both business and financial, of the Company, including statements regarding DocGo’s acquisition of SteadyMD (the “Transaction”), the contingent earn-out consideration, or possible synergies, as well as SteadyMD’s financial condition, projections and results of operations, and the accuracy of any assumptions underlying any of the foregoing. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, outcomes, results or expectations. Accordingly, you should not place undue reliance on such statements. All statements other than statements of historical fact are forward-looking, including, but not limited, to statements regarding the Company’s future actions, business strategies or models, plans, goals, future events, future revenues, future margins, current and future revenue guidance, future growth or performance, financing needs, business trends, results of operations, objectives and intentions with respect to future operations, services and products, and new and existing contracts or partnerships. In some cases, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “might,” “will,” “should,” “could,” “can,” “would,” “design,” “potential,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or the negative of these terms or similar expressions.

Forward-looking statements are inherently subject to substantial risks, uncertainties and assumptions, many of which are beyond the Company’s control, and which may cause its actual results or outcomes, or the timing of its results or outcomes, to differ materially from those contained in its forward-looking statements, including, but not limited to the following: the risk that the cost savings and synergies from the Transaction may not be fully realized or may take longer than anticipated to be realize; disruption to the parties’ businesses as a result of the Transaction and associated integration activities; reputational risk and potential adverse reactions of SteadyMD or DocGo customers, employees, vendors, contractors or other business partners, including those resulting from the announcement or completion of the Transaction; the extent to which SteadyMD’s business will perform consistent with management’s expectations and projections; accuracy of projections; impacts related to accelerated wind down of migrant-related services; uncertainties related to future non-migrant municipal population health revenue; the Company’s ability to return to profitability and/or expand its programs with insurance partners, hospital systems, municipalities and other strategic partners; the Company’s ability to successfully implement its business strategy, including delivering value to shareholders via buybacks, funding new strategic relationships and potentially repaying its line of credit; the Company’s ability to establish, maintain and grow customer relationships; the Company’s ability to execute projects to the satisfaction of its customers; the Company’s ability to grow demand for its care gap closure programs; the Company’s ability to maintain or grow its cash balances; the Company’s reliance on and ability to maintain its contractual relationships with its healthcare provider partners and other strategic partners; the Company’s ability to compete effectively in a highly competitive industry, including conditions in the healthcare transportation and mobile health services markets; the Company’s ability to maintain existing contracts; the Company’s reliance on government contracts, including changes in government spending on healthcare and other social services; recent revenue growth derived from a small number of large customers; the Company’s ability to effectively manage its growth; the Company’s financial performance and future prospects; the Company’s workforce reduction and ability to achieve associated cost savings; the Company’s ability to deliver on its business strategies or models, plans and goals; the Company’s ability to expand geographically; the Company’s M&A activity and success of its acquisition strategy; the Company’s ability to retain its workforce and management personnel and successfully manage leadership transitions; the availability of healthcare professionals and other personnel; changes in the cost of labor; the Company’s ability to collect on customer receivables; risks associated with the Company’s share repurchase program; overall macroeconomic and geopolitical conditions, including the interest rate environment, the inflationary environment, the potential recessionary environment, regional conflict and tensions, financial institution instability and the prospect of a shutdown of the U.S. federal government; the ability of the Company’s suppliers to meet its needs; the Company’s ability to obtain or maintain operating licenses; potential changes in federal, state or local government policies or priorities; expected impacts of geopolitical instability; the Company’s competitive position and opportunities, including its ability to realize the benefits from its operating model; the Company’s ability to improve gross margins; the Company’s ability to implement and deliver on cost-containment measures and ongoing cost rationalization initiatives; legislative and regulatory actions; the impact of legal proceedings and compliance risk; volatility of our stock price; the impact on the Company’s business and reputation in the event of information technology system failures, network disruptions, cyber incidents or losses or unauthorized access to, or release of, confidential information; the Company’s ability to comply with laws and regulations regarding data privacy and protection and other risk factors included in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this earnings release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements. The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this presentation reflect events or circumstances after the date of this earnings release or to reflect new information or the occurrence of unanticipated events, except as and to the extent required by law. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments.

Certain Financial Data & Projections-Related Disclaimer

This press release also contains certain financial forecasts related to SteadyMD and the Transaction. These projections have not been audited and should not be relied on as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in this presentation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of SteadyMD or that actual results, including on a combined basis with DocGo, will not differ materially from those included in this presentation. Inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

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